NATIONWIDE MUTUAL FUNDS
Nationwide International Value Fund

Supplement dated August 15, 2014
to the Summary Prospectus dated March 1, 2014

 Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective September 5, 2014, the Nationwide International Value Fund will no longer accept purchase orders from new investors.  Investors who own shares of the Fund as of the date hereof may continue to purchase shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE